SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 15, 2000

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


  United States                     0-26172                      58-1897792
  -------------                     -------                      ----------
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                     File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders  Statement
                    for  the   month  of  July   2000  to  the   Series   1995-1
                    Certificateholders on August 15, 2000.

                    The registrant distributed the Certificateholders  Statement
                    for  the   month  of  July   2000  to  the   Series   1996-1
                    Certificateholders on August 15, 2000.

                    The registrant distributed the Certificateholders  Statement
                    for  the   month  of  July   2000  to  the   Series   2000-1
                    Certificateholders on August 15, 2000.

                                      - 1 -


Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

     99.1           Series 1995-1 Certificateholders  Statement for the month of
                    July 2000.

     99.2           Series 1996-1 Certificateholders  Statement for the month of
                    July 2000.

     99.3           Series 2000-1 Certificateholders  Statement for the month of
                    July 2000.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIRCUIT CITY CREDIT CARD
                                            MASTER TRUST


                                            By:       FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Transferor and Servicer

                                            By:
                                                      Michael T. Chalifoux
                                                      Chairman of the Board


Date:      August 15, 2000

                                       -2-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS

       Exhibit
        Number                        Exhibit

          99.1 Series 1995-1 Certificateholders Statement for the month of July 2000.


          99.2 Series 1996-1 Certificateholders Statement for the month of July 2000.


          99.3 Series 2000-1 Certificateholders Statement for the month of July 2000.